UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, Michael Simon, Executive Vice President and Chief Marketing Officer of Panera Bread Company (the “Company”) and a named executive officer of the Company, tendered his resignation to the Company, effective December 31, 2014. Mr. Simon’s decision to resign was based on his acceptance of a senior leadership position with Bai Brands, an early stage, health-oriented retail beverage company. Chris Hollander, the Company’s Vice President, Marketing, since March 2010, will serve as interim Chief Marketing Officer while we conduct an internal and external search for Mr. Simon’s replacement.
Any inquiries regarding the subject matter of this filing should be directed to Steve West, Vice President, Investor Relations, of the Company, at (314) 984-3580.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	November 24, 2014	By:	/s/ William W. Moreton
		Name:	William W. Moreton
		Title:	Executive Vice Chairman and Chief Financial Officer